Severance, acquisition and other costs (Tables)	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Disclosure of severance, acquisition and other costs

For the year ended December 31	2025	2024
Severance	(380)	(383)
Acquisition and other (1)	(137)	(71)
Total severance, acquisition and other costs	(517)	(454)
(1)Includes acquisition costs of $67 million relating to the acquisition of Ziply Fiber. See Note 4, Business acquisitions and disposition, for additional details.